Exhibit 10.1

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                       FALCONRIDGE OIL TECHNOLOGIES CORP.

                    PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

                              ACCREDITED INVESTORS

                            INSTRUCTIONS TO PURCHASER

1. THIS SUBSCRIPTION FORM is for use by United States Accredited Investors and non-US investors.

2.   COMPLETE the information on page 2 of this Subscription Agreement.

3. COMPLETE the Questionnaire on page 16 to this Subscription Agreement for non-US investors.

4.   If a US resident, COMPLETE the Questionnaire attached on page 11.

5.   All other information must be filled in where appropriate.

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                    PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO:  FALCONRIDGE OIL TECHNOLOGIES CORP. (the "ISSUER")

Subject and pursuant to the terms set out in the Terms on page 3 of this Subscription Agreement, the General Provisions on pages 5 to 10 of this Subscription Agreement and the other schedules and appendices attached which are hereby incorporated by reference, the Purchaser hereby irrevocably subscribes for, and on Closing will purchase from the Issuer, the following securities at the following price:
                       _____________________ Common Shares

        USD$1.50 per Shares for a total purchase price of USD$___________

The Purchaser  owns,  directly or  indirectly,  the following  securities of the
Issuer:

--------------------------------------------------------------------------------
[CHECK IF APPLICABLE] The Purchaser is an affiliate of the Issuer or a professional advisor of the Issuer.

The Purchaser directs the Issuer to issue, register and deliver the certificates representing the Shares as follows:

 REGISTRATION INSTRUCTIONS                           DELIVERY INSTRUCTIONS

-----------------------------------    -----------------------------------------
Name to appear on certificate          Name and account reference, if applicable

-----------------------------------    -----------------------------------------
Account reference if applicable        Contact name

-----------------------------------    -----------------------------------------
Address                                Address

-----------------------------------    -----------------------------------------
                                       Telephone Number

EXECUTED BY THE  PURCHASER  THIS DAY OF , 2014. BY EXECUTING  THIS  SUBSCRIPTION
AGREEMENT, THE PURCHASER CERTIFIES THAT THE PURCHASER AND ANY BENEFICIAL PURCHASER FOR WHOM THE PURCHASER IS ACTING IS RESIDENT IN THE JURISDICTION SHOWN AS THE "ADDRESS OF PURCHASER".

WITNESS:                             EXECUTION BY PURCHASER:

                                     X
-----------------------------------  -------------------------------------------
Signature of Witness                 Signature of individual (if Purchaser IS
                                     an individual)

                                     X
-----------------------------------  -------------------------------------------
Name of Witness                      Authorized signatory (if Purchaser is
                                     NOT an individual)

-----------------------------------  -------------------------------------------
Address of Witness                   Name of Purchaser (PLEASE PRINT)

-----------------------------------  -------------------------------------------
                                     Name of authorized signatory (PLEASE PRINT)

Accepted this __ day of
_____________, 2014                  -------------------------------------------
FALCONRIDGE OIL TECHNOLOGIES CORP.   Address of Purchaser (residence)

                                     -------------------------------------------
Per:                                 *Telephone Number

-----------------------------------  -------------------------------------------
Authorized Signatory                 *E-mail address

                                     -------------------------------------------
                                     *Social Security/Insurance No./Gov ID No.:
*Required from all Purchasers
By signing this acceptance, the Issuer agrees to be bound by the Terms beginning on page 3 of this Subscription Agreement, the General Provisions on pages 5 to 10 of this Subscription Agreement and the other schedules and appendices incorporated by reference. IF FUNDS ARE DELIVERED TO THE ISSUER'S LAWYERS, THEY ARE AUTHORIZED TO RELEASE THE FUNDS TO THE ISSUER without further authorization from the Purchaser.

                                      TERMS

Reference date of this
Subscription Agreement       ____________________, 2014 (the "AGREEMENT DATE")

                                  THE OFFERING

The Issuer                   Falconridge Oil Technologies Corp. (the "ISSUER")

Offering The offering consists of common shares of the Issuer (the "SHARES" or the "SECURITIES") at $1.50 per Share.

Purchased Securities         The "PURCHASED SECURITIES" under this Subscription
                             Agreement are Shares.

Offering Restrictions        This offering is not subject to any minimum
                             offering.

Issue Price                  USD$1.50 per Share.

Selling Jurisdictions        The Shares may only be sold in jurisdictions  where
                             they   may   be   lawfully   sold   (the   "SELLING
                             JURISDICTIONS") including, without limitation, all provinces of Canada, but excluding the Province of Quebec.

Securities Exemptions        The offering will be made in accordance with the
                             following prospectus registration exemptions:

                             (a) the Accredited Investor exemption as defined by Regulation D promulgated under the 1933 Act; or

                             (b) the exemption afforded by Regulation S of the 1933 Act for offerings of securities in an offshore transaction to persons who are not U.S. persons; and

                             (c) the Accredited Investor exemption defined in Canadian National Instrument 45-106; or

                             with  the  approval  of  the  Issuer,   such  other
                             exemptions as may be available pursuant to the securities laws of the Selling Jurisdictions.

Closing Date                 On such date determined by the Issuer in its sole
                             discretion.

Resale restrictions and
legends The Purchaser acknowledges that the certificates representing the Purchased Securities will bear the following legends:

                             FOR US PURCHASERS:

                             "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR: (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) WITH THE PRIOR CONSENT OF THE ISSUER,

                             IN A TRANSACTION T HAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS FURNISHED TO THE ISSUER AN OPINION TO SUCH EFFECT FROM COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE ISSUER PRIOR TO SUCH OFFER, SALE, PLEDGE OR TRANSFER."

                             FOR NON-U.S. PURCHASERS:

                             THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

                             NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S
                             UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                             Purchasers are advised to consult with their own legal counsel or advisors to determine the resale restrictions that may be applicable to them.

                               GENERAL PROVISIONS

1. DEFINITIONS

1.1 In the Subscription Agreement (including the first (cover) page, the Terms on page 3 and 4, these General Provisions and the other schedules, questionnaires and appendices incorporated by reference), the following words have the following meanings unless otherwise indicated:

     (a)  "1933 ACT" means the United States Securities Act of 1933, as amended;

     (b) "APPLICABLE LEGISLATION" means all applicable legislation incorporated in the definition of this term in other parts of the Subscription Agreement, together with the regulations and rules made and promulgated under that legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by the Commissions to the Issuer;

     (c) "CLOSING" means the completion of the sale and purchase of the Purchased Securities;

     (d) "CLOSING DATE" means the date on determined by the Issuer in its sole discretion;

     (e) "CLOSING YEAR" means the calendar year in which the Closing takes place;

     (f) "COMMISSIONS" means the Commissions with Jurisdiction over the Issuer (as defined below) and the securities commissions incorporated in the definition of this term in other parts of the Subscription Agreement;

     (g)  "FINAL CLOSING" means the last Closing under the Private Placement;

     (h)  "GENERAL   PROVISIONS"   means  those  portions  of  the  Subscription
          Agreement headed "GENERAL PROVISIONs" and contained on pages 5 to 10;

     (i) "PRIVATE PLACEMENT" means the offering of the Shares on the terms and conditions of this Subscription Agreement;

     (j)  "PURCHASED SECURITIES" has the meaning assigned in the Terms;

     (k)  "REGULATORY AUTHORITIES" means the Commissions;

     (l)  "SECURITIES" has the meaning assigned in the Terms;

     (m) "SUBSCRIPTION AGREEMENT" means the first (cover) page, the Terms on pages 3 to 4, the General Provisions and the other schedules and appendices incorporated by reference; and

     (n) "TERMS" means those portions of the Subscription Agreement headed "Terms" and contained on pages 3 to 4.

1.2 In the Subscription Agreement, the following terms have the meanings defined in Regulation S under the 1933 Act: "DIRECTED SELLING EFFORTS", "FOREIGN ISSUER", "OFFSHORE", "SUBSTANTIAL U.S. MARKET INTEREST", "U.S. PERSON" and "UNITED STATES".

1.3 In the Subscription Agreement, unless otherwise specified, currencies are indicated in U.S. dollars.

1.4 In the Subscription Agreement, other words and phrases that are capitalized have the meanings assigned to them in the body hereof.

2. ACKNOWLEDGEMENTS, REPRESENTATIONS AND WARRANTIES OF PURCHASER

2.1 ACKNOWLEDGEMENTS CONCERNING OFFERING

The Purchaser acknowledges that:

     (a) the Securities have not been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state securities laws;

     (b) the Issuer will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

     (c) the Issuer has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;

     (d) the decision to execute this Subscription Agreement and purchase the Shares agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Issuer and such decision is based entirely upon a review of information (the "ISSUER INFORMATION") which has been provided by the Issuer to the Purchaser. If the Issuer has presented a business plan or any other type of corporate profile to the Purchaser, the Purchaser acknowledges that the business plan, the corporate profile and any projections or predictions contained in any such documents may not be achieved or be achievable;

     (e) the Purchaser and the Purchaser's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Issuer regarding the Offering, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Issuer Information, or any business plan, corporate profile or any other document provided to the Purchaser;

     (f) the books and records of the Issuer were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Purchaser during reasonable business hours at its principal place of business and that all documents, records and books pertaining to this Offering have been made available for inspection by the Purchaser, the Purchaser's attorney and/or advisor(s);

     (g) by execution hereof the Purchaser has waived the need for the Issuer to communicate its acceptance of the purchase of the Shares pursuant to this Subscription Agreement;

     (h) the Issuer is entitled to rely on the representations and warranties and the statements and answers of the Purchaser contained in this Subscription Agreement and in the Questionnaire, and the Purchaser will hold harmless the Issuer from any loss or damage it may suffer as a result of the Purchaser's failure to correctly complete this Subscription Agreement or the Questionnaire;

     (i) the Purchaser will indemnify and hold harmless the Issuer and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Purchaser contained herein, the Questionnaire or in any other document furnished by the Purchaser to the Issuer in connection herewith, being untrue in any material respect or any breach or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser to the Issuer in connection therewith;

     (j) the issuance and sale of the Shares to the Purchaser will not be completed if it would be unlawful or if, in the discretion of the Issuer acting reasonably, it is not in the best interests of the Issuer;

     (k) the Purchaser has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions and it is solely responsible (and the Issuer is in any way responsible) for compliance with applicable resale restrictions;

     (l) the Securities are not listed on any stock exchange or automated dealer quotation system and no representation has been made to the Purchaser that any of the Securities will become listed on any stock exchange or automated dealer quotation system;

     (m) neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities ;

     (n) no documents in connection with this Offering have been reviewed by the SEC or any state securities administrators;

     (o) there is no government or other insurance covering any of the Securities ; and

     (p) this Subscription Agreement is not enforceable by the Purchaser unless it has been accepted by the Issuer, and the Purchaser acknowledges and agrees that the Issuer reserves the right to reject any Subscription for any reason.

2.2 REPRESENTATIONS BY THE PURCHASER

The Purchaser represents and warrants to the Issuer that, as at the Agreement Date and at the Closing:

     (a)  the Purchaser is resident at the address indicated on page 2 hereof;

     (b) the Purchaser has received and carefully read this Subscription Agreement;

     (c) the Purchaser has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Purchaser is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Purchaser;

     (d) the Purchaser (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time, and can afford the complete loss of such investment;

     (e) the Purchaser is aware that an investment in the Issuer is speculative and involves certain risks, including the possible loss of the investment;

     (f) the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Purchaser, or of any agreement, written or oral, to which the Purchaser may be a party or by which the Purchaser is or may be bound;

     (g) the Purchaser has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Purchaser enforceable against the Purchaser;

     (h) the Purchaser has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Shares and the Issuer, and the Purchaser is providing evidence of such knowledge and experience in these matters through the information requested in the Questionnaire;

     (i) the Purchaser understands and agrees that the Issuer and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Subscription Agreement, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Purchaser shall promptly notify the Issuer;

     (j) all information contained in the Questionnaire is complete and accurate and may be relied upon by the Issuer, and the Purchaser will notify the Issuer immediately of any material change in any such information occurring prior to the Closing of the purchase of the Securities ;

     (k) the Purchaser is purchasing the Shares for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Shares, and the Purchaser has not subdivided his interest in the Shares with any other person;

     (l) the Purchaser is not an underwriter of, or dealer in, the common shares of the Issuer, nor is the Purchaser participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities ;

     (m) the Purchaser has made an independent examination and investigation of an investment in the Shares and the Issuer and has depended on the advice of its legal and financial advisors and agrees that the Issuer will not be responsible in anyway whatsoever for the Purchaser's decision to invest in the Shares and the Issuer;

     (n) if the Purchaser is acquiring the Shares as a fiduciary or agent for one or more investor accounts, the investor accounts for which the Purchaser acts as a fiduciary or agent satisfy the definition of an "Accredited Investor", as the term is defined under Regulation D of the 1933 Act;

     (o) if the Purchaser is acquiring the Shares as a fiduciary or agent for one or more investor accounts, the Purchaser has sole investment discretion with respect to each such account, and the Purchaser has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

     (p) the Purchaser is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

     (q)  no  person   has  made  to  the   Purchaser   any   written   or  oral
          representations:

          (i)  that any person will resell or repurchase any of the Securities ;

          (ii) that any person will refund the purchase price of any of the Securities;

          (iii) as to the future price or value of any of the Securities; or

          (iv) that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Issuer on any stock exchange or automated dealer quotation system.

2.3 RELIANCE, INDEMNITY AND NOTIFICATION OF CHANGES

The representations and warranties in the Subscription Agreement (including the first (cover) page, the Terms, the General Provisions and the other schedules and appendices incorporated by reference) are made by the Purchaser with the intent that they be relied upon by the Issuer in determining its suitability as a purchaser of Purchased Securities, and the Purchaser hereby agrees to indemnify the Issuer against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Purchaser undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Purchaser set forth in the Subscription Agreement (including the first (cover) page, the Terms, the General Provisions and the other schedules and appendices incorporated by reference) which takes place prior to the Closing.

2.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES

The representations and warranties contained in this Section will survive the Closing.

3. ISSUER'S ACCEPTANCE

The Subscription Agreement, when executed by the Purchaser, and delivered to the Issuer, will constitute a subscription for Shares which will not be binding on the Issuer until accepted by the Issuer by executing the Subscription Agreement in the space provided on the face page(s) of the Agreement and, notwithstanding the Agreement Date, if the Issuer accepts the subscription by the Purchaser, the Subscription Agreement will be entered into on the date of such execution by the Issuer.

4. CLOSING

4.1 On or before the end of the business day before the Closing Date, the Purchaser will deliver to the Issuer the Subscription Agreement and all applicable schedules and required forms, duly executed, and payment in full for the total price of the Purchased Securities to be purchased by the Purchaser.

4.2 At Closing, the Issuer will deliver to the Purchaser the certificates representing the Purchased Securities purchased by the Purchaser registered in the name of the Purchaser or its nominee, or as directed by the Purchaser.

5. MISCELLANEOUS

5.1 The Purchaser agrees to sell, assign or transfer the Securities only in accordance with the requirements of applicable securities laws and any legends placed on the Securities as contemplated by the Subscription Agreement.

5.2 The Purchaser hereby authorizes the Issuer to correct any minor errors in, or complete any minor information missing from any part of the Subscription Agreement and any other schedules, forms, certificates or documents executed by the Purchaser and delivered to the Issuer in connection with the Private Placement.

5.3 The Issuer may rely on delivery by fax machine of an executed copy of this subscription, and acceptance by the Issuer of such faxed copy will be equally effective to create a valid and binding agreement between the Purchaser and the Issuer in accordance with the terms of the Subscription Agreement.

5.4 Without limitation, this subscription and the transactions contemplated by this Subscription Agreement are conditional upon and subject to the Issuer's having obtained such regulatory approval of this subscription and the transactions contemplated by this Subscription Agreement as the Issuer considers necessary.

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
5.5 This Subscription Agreement is not assignable or transferable by either party hereto without the express written consent of the other party to this Subscription Agreement.

5.6 Time is of the essence of this Subscription Agreement.

5.7 Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for in this Subscription Agreement, this Subscription Agreement contains the entire agreement between the parties with respect to the Securities and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer, or by anyone else.

5.8 The parties to this Subscription Agreement may amend this Subscription Agreement only in writing.

5.9 This Subscription Agreement enures to the benefit of and is binding upon the parties to this Subscription Agreement and their successors and permitted assigns.

5.10 A party to this Subscription Agreement will give all notices to or other written communications with the other party to this Subscription Agreement concerning this Subscription Agreement by hand or by registered mail addressed to the address given on page 2.

5.11 This Subscription Agreement is to be read with all changes in gender or number as required by the context.

5.12 This Subscription Agreement will be governed by and construed in accordance with the internal laws of Ontario (without reference to its rules governing the choice or conflict of laws), and the parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of Ontario with respect to any dispute related to this Subscription Agreement.


                            End of General Provisions

                                  UNITED STATES
                        ACCREDITED INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

This Questionnaire is for use by each Purchaser who is a US person (as that term is defined Regulation S of the United States Securities Act of 1933 (the "1933 Act")) and has indicated an interest in purchasing Shares of the Issuer. The purpose of this Questionnaire is to assure the Issuer that each Purchaser will meet the standards imposed by the 1933 Act and the appropriate exemptions of applicable state securities laws. The Issuer will rely on the information contained in this Questionnaire for the purposes of such determination. The Securities will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(2) and Regulation D of the 1933 Act. This Questionnaire is not an offer of the Securities or any other securities of the Issuer in any state other than those specifically authorized by the Issuer.

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, each Purchaser agrees that, if necessary, this Questionnaire may be presented to such parties as the Issuer deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of exemption from registration in connection with the sale of the Securities hereunder.

The Purchaser covenants, represents and warrants to the Issuer that it satisfies one or more of the categories of "Accredited Investors", as defined by Regulation D promulgated under the 1933 Act, as indicated below: (Please initial in the space provide those categories, if any, of an "Accredited Investor" which the Purchaser satisfies.)

____ Category 1     An organization described in Section 501(c)(3) of the United
                    States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US $5,000,000.

____ Category 2     A natural person whose  individual  net worth,  or joint net worth with that person's spouse (excluding their primary residence), on the date of purchase exceeds US $1,000,000.

____ Category 3     A natural  person who had an individual  income in excess of
                    US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $360,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

____ Category 4     A "bank" as defined under Section  (3)(a)(2) of the 1933 Act or savings  and loan  association  or other  institution  as defined in Section  3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant  to Section 15 of the  SECURITIES  EXCHANGE  ACT OF
                    1934  (United  States);  an  insurance  Issuer as defined in
                    Section  2(13)  of  the  1933  Act;  an  investment   Issuer
                    registered  under the INVESTMENT  ISSUER ACT OF 1940 (United
                    States)  or a  business  development  Issuer as  defined  in
                    Section  2(a)(48) of such Act; a Small  Business  Investment
                    Issuer  licensed by the U.S. Small  Business  Administration under Section 361(c) or (d) of the SMALL BUSINESS INVESTMENT
                    ACT OF 1958  (United  States);  a plan with total  assets in excess of $5,000,000  established and maintained by a state,
                    a   political   subdivision   thereof,   or  an   agency  or
                    instrumentality  of  a  state  or  a  political  subdivision thereof,  for the  benefit  of its  employees;  an  employee benefit plan within the meaning of the  EMPLOYEE  RETIREMENT
                    INCOME SECURITY ACT OF 1974 (United States) whose investment decisions  are  made  by a plan  fiduciary,  as  defined  in
                    Section 3(21) of such Act,  which is either a bank,  savings
                    and  loan   association,   insurance  Issuer  or  registered
                    investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors.

____ Category 5     A private business  development Issuer as defined in Section
                    202(a)(22)  of the  INVESTMENT  ADVISERS ACT OF 1940 (United
                    States).

____ Category 6     A director or executive officer of the Issuer.

____ Category 7     A trust  with  total  assets in excess  of  $5,000,000,  not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act.

____ Category 8     An entity  in which all of the  equity  owners  satisfy  the requirements of one or more of the foregoing categories.

Note that prospective Purchaser claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Issuer with a balance sheet, prior years' federal income tax returns or other appropriate documentation to verify and substantiate the Purchaser's status as an Accredited Investor.

If the Purchaser is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

PURCHASER'S ACKNOWLEDGEMENTS. The Purchaser acknowledges and agrees (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Purchaser is contracting hereunder) with the Issuer, the U.S. Affiliates and the Agents (which acknowledgements and agreements shall survive the Closing) that:

     (a) no agency, governmental authority, regulatory body, stock exchange or other entity has made any finding or determination as to the merit for investment of, nor have any such agencies or governmental authorities, regulatory bodies, stock exchanges or other entities made any recommendation or endorsement with respect to, the Securities;

     (b) the sale and delivery of the Securities is conditional upon such sale being exempt from the prospectus filing and registration requirements, and being exempt from the requirement to deliver an offering memorandum in connection with the distribution of the Securities under the applicable securities laws or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or registration statement;

     (c) none of the Securities have been or will be registered under the 1933 Act or the securities laws of any state and the Securities may not be offered or sold, directly or indirectly, in the United States to, or for the account or benefit of, a U.S. Person or a person in the United States unless registered under the 1933 Act and the securities laws of all applicable states or unless an exemption from such registration requirements is available, and the Issuer has no obligation or present intention of filing a registration statement under the U.S. Securities Act in respect of any of the Securities ;

     (d) the Purchaser may not offer, sell or transfer the Securities within the United States or to, or for the account or benefit of, a U.S. Person, unless the Securities are registered under the 1933 Act and the securities laws of all applicable states or an exemption from such registration requirements is available;

     (e) the acquisition of the Securities has not been made through or as a result of any "general solicitation or general advertising" (as such terms are used in Rule 502(c) of Regulation D) the distribution of the Securities has not been accompanied by any advertisement, including, without limitation, in printed public media, radio, television or telecommunications, including electronic display, or as part of a general solicitation;

     (f) the Issuer is relying on an exemption from the requirements to provide the Purchaser with a prospectus or registration statement and to sell securities through a person or Issuer registered to sell securities under the securities laws or other applicable securities legislation and, as a consequence of acquiring Securities pursuant to this exemption, certain protections, rights and remedies provided by the securities laws or other applicable securities legislation including statutory rights of rescission or damages, will not be available to the Purchaser; and

     (g)  no  person   has  made  to  the   Purchaser   any   written   or  oral
          representations:

          (i)  that any person will resell or repurchase the Securities ;

          (ii) that any person will refund the purchase price of the Securities; or

          (iii) as to the future price or value of any of the Securities.

REPRESENTATIONS, WARRANTIES AND COVENANTS. The Purchaser hereby represents and warrants to, and covenants with the Issuer which representations, warranties and covenants shall survive the Closing, that as at the execution date of certificate and the Closing Date:

     (a) it acknowledges that the Issuer has not filed a prospectus or registration statement with any of the securities regulators or any other securities commission or similar authority in connection with the distribution of the Securities and that:

          (i) the Purchaser is restricted from using most of the civil remedies available under the applicable securities laws;

          (ii) the Purchaser may not receive information that would otherwise be required to be provided to him under the applicable securities laws;

          (iii)the Purchaser is relieved from certain obligations that it would otherwise be required to give if it provided a prospectus or registration statement under the applicable securities laws; and

          (iv) the issuance and sale of the Securities to the Purchaser is subject to the sale being exempt from the prospectus and registration requirements of the applicable securities laws.

     (b)  the Purchaser further acknowledges that:

          (i) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

          (ii) there  is  no   government  or  other   insurance   covering  the
               Securities; (iii) there are risks associated with the purchase of the Securities; and

          (iv) there are restrictions on the Purchaser's (or beneficial purchaser's, if applicable) ability to re-sell the Securities and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling the Securities;

     (c) if required by applicable Securities Laws, and any other applicable law the Purchaser will execute, deliver, file and otherwise assist the Issuer in filing such reports, undertakings and other documents with respect to the issuance of the Securities as may be required.

     (d) The Purchaser understands that the Securities are restricted securities (as defined in Rule 144 under the 1933 Act) and agrees that if it decides to offer, sell or otherwise transfer the Securities, it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

          (i)  the transfer is to the Issuer;

          (ii) The transfer is outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act ("REGULATION S") and in compliance with applicable local laws and regulations of the jurisdiction(s) in which such sale is made;

          (iii)the transfer is made pursuant to the exemption from t he registration requirements under the 1933 Act provided by Rule 144 thereunder, if available, and in accordance with applicable state securities laws; or

          (iv) the Securities are transferred in a transaction that does not require registration under the 1933 Act or any applicable state securities laws, and the Purchaser has prior to such sale furnished to the Issuer an opinion of counsel of recognized standing or other evidence of exemption, in either case reasonably satisfactory to the Issuer; and

     (e) the Purchaser understands and acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state securities laws and regulations, the certificates representing the Securities, and all securities issued in exchange therefore or in substitution thereof, will bear a legend in substantially the following form:

                "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE
                TRANSFERRED ONLY PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR: (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR
                (D) WITH THE PRIOR CONSENT OF THE ISSUER, IN A TRANSACTION T HAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS FURNISHED TO THE ISSUER AN OPINION TO SUCH EFFECT FROM COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE ISSUER PRIOR TO SUCH OFFER, SALE, PLEDGE OR TRANSFER."


                      [THIS PART LEFT INTENTIONALLY BLANK]

The Purchaser hereby certifies that the information contained in this Questionnaire is complete and accurate and the Purchaser will notify the Issuer promptly of any change in any such information. If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Purchaser represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the _____ day of __________________, 2014.

If a Corporation, Partnership or             If an Individual:
Other Entity:


-----------------------------------          -----------------------------------
Print of Type Name of Entity                 Signature

-----------------------------------          -----------------------------------
Signature of Authorized Signatory            Print or Type Name

-----------------------------------          -----------------------------------
Type of Entity                               Social Security/Tax I.D. No.

                     DECLARATION OF REGULATION S ELIGIBILITY

Regulation  S  of  the  United  States   Securities  Act  of  1933,  as  amended
("SECURITIES ACT") is available for the use of non-U.S. Persons only. This Declaration must be answered fully and returned to FALCONRIDGE TECHNOLOGIES CORP. (the "COMPANY") to ensure the Company is in compliance with the Securities Act in connection with the proposed acquisition of securities of the Company (the "SECURITIES") by the Shareholder (as defined below). All information will be held in the strictest confidence and used only to determine investor status. No information will be disclosed other than as required by law or regulation, other demand by proper legal process or in litigation involving the Company or its affiliates, controlling persons, officers, directors, partners, employees, shareholders, attorneys or agents.

I, ____________________________  (the "SHAREHOLDER"),  HEREBY AFFIRM AND DECLARE
THAT:

1. The Shareholder is not a "US Person," as such term is defined in Rule 902(k) of Regulation S which, without restricting the generality of such definition, includes

     (a)  a natural person resident in the United States,

     (b) a partnership or corporation organized or incorporated under the laws of the United States,

     (c)  an estate of which any executor or administrator is a U.S. Person,

     (d)  a trust of which any trustee is a U.S. Person,

     (e) a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit of a U.S. Person,

     (f) a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States, and

     (g)  a partnership or corporation if

          (i)  organized  or   incorporated   under  the  laws  of  any  foreign
               jurisdiction, and

          (ii) formed by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by `Accredited Investors' who are not natural persons, estates or trusts..

2. The Shareholder is not purchasing the Securities for the benefit of a US Person.

3. The Shareholder is not purchasing the Securities in the name of a company incorporated in the United States of America or for the benefit of a company incorporated in the United States of America.

4. The Shareholder is not purchasing the Securities in its capacity as trustee for a U.S.-based trust.

5. The Shareholder is not purchasing the securities in its capacity as an executor or administrator of the estate of a U.S. resident.

6. The Shareholder is not a U.S. resident purchasing the Securities through a brokerage account located outside of the United States of America, nor is it using a non-U.S. brokerage account to purchase the Securities for the benefit of individuals or corporate entities resident within the United States of America.

7. The Shareholder is not purchasing the Securities as part of a transaction or series of transactions that, although in technical compliance with the provisions of Regulation S, is part of a plan or scheme to evade the registration provisions of the Securities Act and will not engage in hedging transactions involving the Securities unless such transactions are in compliance with the Securities Act.

8. The Shareholder is purchasing the Securities as an investment and not with a view towards resale.

9. It has been called to the Shareholder's attention that this investment involves a high degree of risk, and no assurances are or have been made regarding the economic advantages, if any, which may inure to its benefit. The economic benefit from an investment in the Securities depends on the ability of the Company to successfully conduct its business activities. The accomplishment of such goals in turn depends on many factors beyond the control of the Company or its management. Accordingly, the suitability for any particular investor in the Securities will depend upon, among other things, such investor's investment objectives and such investor's ability to accept speculative risks, including the risk of a total loss of investment in the Securities. The Shareholder's advisor(s), if any, and the Shareholder have carefully reviewed and understand the risk of, and other considerations relating to, an investment in the securities.

10. The Shareholder is able to bear the economic risks of this investment, is able to hold the Securities for an indefinite period of time, and has sufficient net worth to sustain a loss of the entire investment in the Company in the event such loss should occur.

11. The Company has answered all inquiries that the Shareholder has made of it concerning the Company or any other matters relating to the business and proposed operation of the Company and the offer and sale of the Securities.

12.  The Shareholder will offer, sell or otherwise  transfer the Securities only
     (A) pursuant to a registration statement that has been declared effective under the Securities Act, (B) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S in a transaction meeting the requirements of Rule 904 (or other applicable Rule) under the Securities Act, or (C) pursuant to another available exemption from the registration requirements of the Securities Act, subject to the Company's right prior to any offer, sale or transfer pursuant to clauses
     (B) or (C) to require the delivery of an opinion of counsel, certificates or other information reasonably satisfactory to the Company for the purpose of determining the availability of an exemption.

13. To the Shareholder's knowledge, without having made any independent investigation, neither the Company nor any person acting for the Company, has conducted any "directed selling efforts" in the United States as the term "directed selling efforts" is defined in Rule 902 of Regulation S, which, in general, means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the marketing in the United States for any of the securities being offered. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, and the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, which discuss the offering of the securities. To the Shareholder's knowledge, without having made any independent investigation, the securities were not offered to it through, and the Shareholder is not aware of, any form of general solicitation or general advertising, including without limitation, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

14. The Shareholder is permitted to purchase the Securities under the laws of its home jurisdiction.

15. The Shareholder has been independently advised as to the applicable holding period imposed in respect of the Securities by securities legislation in the jurisdiction in which it resides and confirms that no representation has been made respecting the applicable holding periods for the Securities in such jurisdiction and is aware of the risks and other characteristics of the Securities and of the fact that holders of such Securities may not be able to resell such Securities except in accordance with applicable securities legislation and regulatory policy.

16. The Shareholder understands that if it knowingly and willingly makes false statements as to eligibility to purchase or resell securities under Regulation S, it may become subject to civil and criminal proceedings being taken by the United States Securities and Exchange Commission.

17. The Shareholder has no present intention of becoming, a resident of the United States (defined as being any natural person physically present within the United States for at least 183 days in a 12-month consecutive period or any entity who maintained an office in the United States at any time during a 12-month consecutive period). The Shareholder understands that the Company may rely upon the representations and warranty of this paragraph as a basis for an exemption from registration of the securities under the Securities Act, and the provisions of relevant state securities laws.

DATED: _____________________, 2014


                                            The Shareholder

                                            ------------------------------------
                                            Signature

                                            ------------------------------------
                                            (Please print name)